ING MAYFLOWER TRUST

ING International Value Fund

(“Fund”)

Supplement dated January 29, 2013

to the Fund’s Class A, Class B, Class C, Class I and Class W

Prospectus dated February 29, 2012; and

to the Fund’s Class A, Class B, Class C, Class I and Class W

Summary Prospectus dated February 29, 2012

(each a “Prospectus” and collectively “Prospectuses”)

On January 10, 2013, the Fund’s Board of Trustees (“Board”) approved the removal of Brandes Investment Partners, L.P. (“Brandes”) and del Rey Global Investors, LLC, (“del Rey”) as sub-advisers to the Fund effective on the close of business on March 26, 2013.  Brandes and del Rey each currently manage approximately 25% of the Fund’s assets, respectively, and approximately 50% of the Fund’s assets are currently being managed by ING Investment Management Co. LLC (“ING IM”). From the close of business on March 26, 2013 through the close of business on April 10, 2013, the Fund will be in a “transition period” during which time a transition manager will sell all or most of the assets managed by Brandes and del Rey and the transition manager may hold a large portion of the Fund’s assets in temporary investments. During this time, the Fund may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in significant buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions will also result in transactional costs, which are ultimately borne by shareholders. Effective on or about April 11, 2013, ING IM will be the sole sub-adviser managing all of the Fund’s assets.

In addition, the Fund’s Board approved a proposal to reorganize the Fund with and into ING International Value Equity Fund (the “Reorganization”).  ING IM is also the sub-adviser for ING International Value Equity Fund. Effective on or about April 11, 2013, the Fund will have the same sub-adviser and principal investment strategies as ING International Value Equity Fund (“International Value Equity Fund”).

The proposal for the Merger requires approval by the Fund’s shareholders. A proxy statement/prospectus detailing the proposal is expected to be mailed to shareholders on or about May 10, 2013, and a shareholder meeting is scheduled to be held on or about June 25, 2013. The Fund will notify shareholders if shareholder approval of the proposal is not obtained. If shareholder approval of the proposal is obtained the Reorganization of the Fund with and into International Value Equity Fund is expected to take place on or about July 13, 2013 (“Closing Date”). Additionally, if the Reorganization is approved, any contingent deferred sales charge (“CDSC”) that would be applicable on a redemption of shares of the Fund or on a redemption of shares of International Value Equity Fund acquired as a result of the Reorganization shall be waived from March 29, 2013 through and until thirty (30) days following the Closing Date.  Following the Reorganization you will hold shares of International Value Equity Fund.  For more information regarding International Value Equity Fund, please contact a Shareholder Services representative at (800) 992-0180.

Effective on the close of business March 26, 2013, the Fund’s Prospectuses are hereby revised as follows:

1.                                      The subsection entitled “Fees and Expenses of the Fund — Portfolio Turnover” of the Fund’s Prospectuses is hereby deleted and replaced with the following:

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 116% of the average value of its portfolio.

At the close of business on March 26, 2013, Brandes Investment Partners, L.P. and del Rey Global Investors, LLC will be terminated as sub-advisers to the Fund.  On or about April 11, 2013, ING Investment Management Co. LLC will be the sole sub-adviser for the Fund.  During the period from the close of business March 26, 2013 through the close of business on April 10, 2013, the Fund is in a transition period during which time a transition manager will sell all or most of the assets managed by Brandes and del Rey which will result in significant buy and sell transactions. These transactions could result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions will result in transaction costs which will be borne by the shareholders.

2.                                      The section entitled “Principal Investment Strategies” of the Fund’s Prospectuses is hereby deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. The Fund invests at least 65% of its assets in equity securities of companies located in a number of different countries, other than the United States. The Fund invests primarily in companies with a large market capitalization, but may also invest in small- and mid-sized companies.

The Fund generally invests in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the sub-adviser (“Sub-Adviser”) believes they present attractive investment opportunities. The Fund may invest in government debt securities of developed foreign countries. The Fund may also invest up to 35% of its assets in securities of U.S. issuers, including investment-grade government and corporate debt securities. The Fund may invest in derivative instruments, including futures, options, and swaps. The Fund typically uses derivatives to hedge against currency risk and for purposes of maintaining equity market exposure on its cash balance.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser primarily uses a bottom-up fundamental analysis to identify stocks which it believes offer good value relative to their peers in the same industry, sector, or region. It also uses a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the Sub-Adviser focuses on various factors including valuation of the companies, catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and cash flow return on capital.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.

Pending Merger - On January 10, 2013, the Fund’s Board of Trustees approved a proposal to reorganize the Fund with and into ING International Value Equity Fund. If shareholder approval is obtained, it is expected that the reorganization will take place on or about July 13, 2013. The Fund may engage in transition management techniques prior to the closing of the reorganization during which time the Fund may not pursue its investment objective and investment strategies. Shareholders will be notified if the reorganization is not approved.  After the reorganization you will hold shares of ING International Value Equity Fund. For more information regarding ING International Value Equity Fund, please contact a Shareholder Services representative at (800) 992-0180.

3.                                      The section entitled “Principal Risks” of the Fund’s Prospectuses is hereby deleted and replaced with the following:

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Company The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency To the extent that the Fund invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Interest Rate With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Liquidity If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Securities Lending Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Sovereign Debt These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

U.S. Government Securities and Obligations U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.

Value Investing Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

4.                                      The section entitled “Portfolio Management” of the Fund’s Prospectuses is hereby deleted and replaced with the following:

At the close of business on March 26, 2013, Brandes Investment Partners, L.P. (“Brandes”) and del Rey Global Investors, LLC (“del Rey”) were terminated as sub-advisers to the Fund leaving ING Investment Management Co. LLC (“ING IM”) as the sole sub-adviser. From the close of business on March 26, 2013 through the close of business on April 10, 2013 the Fund’s assets previously managed by Brandes and del Rey will be managed by a transition manager in preparation for ING IM managing these assets beginning on or about April 11, 2013.  Effective on or about March 26, 2013, the following serve as adviser, sub-adviser, and portfolio managers to the Fund:

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Co. LLC
Portfolio Managers
Martin Jansen	Joseph Vultaggio
Portfolio Manager (since 12/10)	Portfolio Manager (since 01/09)
David Rabinowitz
Portfolio Manager (since 04/11

5.                                      The subsection entitled “Management of the Funds — ING International Value Fund” of the Fund’s Prospectus is hereby deleted and replaced with the following:

ING International Value Fund

ING Investment Management Co. LLC

ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING U.S. and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of September 28, 2012, ING IM managed approximately $65.8 billion in assets.

The following individuals are jointly responsible for the day-to-day management of ING International Value Fund. Mr. Jansen is lead Portfolio Manager and is primarily responsible for the execution of the overall strategy of the Fund. Mr. Rabinowotz and Mr. Vultaggio provide analytical coverage of companies owned by the Fund.

Martin Jansen, Portfolio Manager, has primary responsibility for international equities. Mr. Jansen was previously responsible for managing the transition of the U.S. equity trading facility and U.S. equity assets from ING Investment Management The Hague to ING IM. He joined ING in 1997 as senior manager to co-manage U.S. equity portfolios and was named head of the U.S. equity team in 1999. Prior to joining ING, Mr. Jansen was responsible for the U.S. equity and venture capital portfolios at a large corporate Dutch pension fund.

David Rabinowitz, Portfolio Manager, joined ING IM in January 2008 as the director of equity research and senior sector analyst covering the consumer staples sector. He was employed by JPMorgan from May 2002 to November 2007 where he held several equity leadership positions. Most recently, he served as director of emerging markets equity research, and before that, was the director of global sector research. Previously, he was a global consumer strategist at UBS Warburg and prior to that, he was a U.S. equity analyst for Smith Barney and Sanford C. Bernstein & Company.

Joseph Vultaggio, Portfolio Manager, joined ING IM in 1994. Mr. Vultaggio is responsible for the European Markets.

With respect to ING International Value Fund, the Adviser may, from time to time, obtain from each of the following ING IM affiliates investment advice, including factual information, research reports, investment recommendations and trading services and to grant to one or more of the ING IM affiliates investment management authority if the Adviser believes that doing so would benefit the Fund. Each ING IM affiliate set forth below is a registered investment adviser and an indirect wholly-owned subsidiary of ING Groep:

ING Investment Management Advisors B.V.

ING Investment Management Advisors B.V. (“IIMA” or “Sub-Adviser”) is a Netherlands corporation organized in 1896 and became an investment advisory company in 1991. IIMA is registered with the SEC as an investment adviser. IIMA is a company organized to manage investments and provide investment advice to entities in Canada and United States. IIMA is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments.

The principal address of IIMA is Schenkkade 65, 2595 AS, The Hague, The Netherlands. As of December 31, 2011, IIMA had approximately $1.8 billion in assets under management. IIMA operates under the collective management of ING Investment Management Europe (“IIM Europe”) which, as of December 31, 2011, had approximately $195.9 billion in assets under management.

ING Investment Management Asia Pacific (Hong Kong) Limited

ING Investment Management Asia Pacific (Hong Kong) Limited (“IIM Asia Pacific” or “Sub-Adviser”) is an indirect, wholly-owned subsidiary belonging to ING Groep. IIM Asia Pacific is registered with the SEC as an investment adviser. IIM Asia Pacific operates under the collective management of ING Investment Management (“IIM”). The principal address of IIM Asia Pacific is Level 81, International Commerce Centre, 1 Austin Road, West Kowloon, Hong Kong. As of December 31, 2011, IIM Asia Pacific had over $54.1 billion assets under management.

ING IM currently manages ING International Value Fund. However, in the future, to pursue the Fund’s investment objective, the Adviser may, at its discretion, allocate a portion of the Fund’s assets to IIMA and/or IIM Asia Pacific for management.

Historical sub-adviser/name and strategies information:

Effective Date	Fund Name	Sub-Adviser
03/26/13	No change	Brandes Investment Partners, L.P. and del Rey Global Investors, LLC were removed as Sub-Advisers*
02/11/11	No change	ING Investment Management Asia/Pacific (Hong Kong) Limited**
02/11/11	No change	ING Investment Management Advisors B.V. added as an additional Sub-Adviser**
02/11/11	No change	del Rey Global Investors, LLC

Historical sub-adviser/name and strategies information:

Effective Date	Fund Name	Sub-Adviser
added as an additional Sub-Adviser*
10/27/08	No change	ING Investment Management Co. LLC added as an additional Sub-Adviser*
Prior to 10/27/08	ING International Value Fund	Brandes Investment Partners, L.P.

*                 Change resulted in a corresponding change to principal investment strategies.

**          Not currently managing any assets of the Fund as of the date of this supplement/prospectus.

6.              All references and disclosures with respect to composites of substantially similar accounts managed by Brandes Investment Partners, L.P. and del Rey Global Investors, LLC in the section entitled “Composite of Substantially Similar Managed Accounts” are hereby removed in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ING MAYFLOWER TRUST

ING International Value Fund

(“Fund”)

Supplement dated January 29, 2013

to the Fund’s Class A, Class B, Class C, Class I and Class W

Statement of Additional Information (“SAI”) dated February 29, 2012

On January 10, 2013, the Fund’s Board of Trustees (“Board”) approved the removal of Brandes Investment Partners, L.P. (“Brandes”) and del Rey Global Investors, LLC, (“del Rey”) as sub-advisers to the Fund effective on the close of business on March 26, 2013.  Brandes and del Rey each currently manage approximately 25% of the Fund’s assets, respectively, and approximately 50% of the Fund’s assets are currently being managed by ING Investment Management Co. LLC (“ING IM”). From the close of business on March 26, 2013 through the close of business on April 10, 2013, the Fund will be in a “transition period” during which time a transition manager will sell all or most of the assets managed by Brandes and del Rey and the transition manager may hold a large portion of the Fund’s assets in temporary investments. During this time, the Fund may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in significant buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions will also result in transactional costs, which are ultimately borne by shareholders. Effective on or about April 11, 2013, ING IM will be the sole sub-adviser managing all of the Fund’s assets.

In addition, the Fund’s Board approved a proposal to reorganize the Fund with and into ING International Value Equity Fund (the “Reorganization”).  ING IM is also the sub-adviser for ING International Value Equity Fund. Effective on or about April 11, 2013, the Fund will have the same sub-adviser and principal investment strategies as ING International Value Equity Fund (“International Value Equity Fund”).

The proposal for the Merger requires approval by the Fund’s shareholders. A proxy statement/prospectus detailing the proposal is expected to be mailed to shareholders on or about May 10, 2013, and a shareholder meeting is scheduled to be held on or about June 25, 2013. The Fund will notify shareholders if shareholder approval of the proposal is not obtained. If shareholder approval of the proposal is obtained the Reorganization of the Fund with and into International Value Equity Fund is expected to take place on or about July 13, 2013 (“Closing Date”). Additionally, if the Reorganization is approved, any contingent deferred sales charge (“CDSC”) that would be applicable on a redemption of shares of the Fund or on a redemption of shares of International Value Equity Fund acquired as a result of the Reorganization shall be waived from March 29, 2013 through and until thirty (30) days following the Closing Date.  Following the Reorganization you will hold shares of International Value Equity Fund.  For more information regarding International Value Equity Fund, please contact a Shareholder Services representative at (800) 992-0180.

Effective on the close of business March 26, 2013, the Fund’s SAI is hereby revised as follows:

1.                                      All referenced to “Brandes Investment Partners, L.P.,” “Brandes,” “del Rey Global Investors, LLC,” and “del Rey” as sub-advisers to the Fund are hereby deleted in their entirety.

2.                                      The line item with respect to the Fund in the table included in the first paragraph of the section entitled “Adviser” is hereby deleted and replaced with the following:

Fund	Sub-Adviser
ING International Value	ING IM

3.                                      The subsection entitled “Sub-Advisory Agreements — International Value Fund” in the section entitled “Sub-Advisers” is hereby deleted and replaced with the following:

International Value Fund

Pursuant to a Sub-Advisory Agreement dated October 27, 2008 between the Adviser and ING IM, ING IM serves as the Sub-Adviser to International Value Fund. In this capacity, ING IM subject to the supervision of the Adviser and the Trustees of the Fund, on behalf of the Fund, manages the Fund’s portfolio investments consistently with the Fund’s investment objective, and executes any of the Fund’s investment policies that it deems appropriate to utilize from time to time.

In addition, the Adviser entered into sub-advisory agreements with IIMA on February 11, 2011 and IIM Asia Pacific on January 21, 2011. Pursuant to the sub-advisory agreements, the Adviser may receive from IIMA and IIM Asia Pacific investment research and advice on issuers outside the United States (non-discretionary), and the Adviser may grant the sub-advisers investment management authority and the authority to buy and sell securities if the Adviser believes it would be beneficial to the Fund (discretionary services). The Adviser, and not International Value Fund, pays the sub-advisers.

ING IM currently manages the Fund. However, in the future, to pursue the Fund’s investment objective the Adviser may at its discretion allocate a portion of the Fund’s assets to IIM Asia Pacific and/or IIMA for management, and may change the allocation of the Fund’s assets among all sub-advisers of the Fund.

4.                                      The line item with respect to the Fund in the table of the subsection entitled “Sub-Advisers — Sub-Advisory Fees” is hereby deleted and replaced with the following:

Fund	Annual Sub-Advisory Fee
ING International Value

ING IM

0.4500% on the first $5 billion of the Fund’s average daily net assets managed by ING IM;

0.4275% on the next $2.5 billion of the Fund’s average daily net assets managed by ING IM;

0.4050% on the next $2.5 billion of the Fund’s average daily net assets managed by ING IM; and

0.3825% of the Fund’s average daily assets in excess of $10 billion.

IIMA[3]

0.4500% on the first $5 billion of the Fund’s average daily net assets managed by IIMA;

0.4275% on the next $2.5 billion of the Fund’s average daily net assets managed by IIMA;

2

Fund	Annual Sub-Advisory Fee

0.4050% on the next $2.5 billion of the Fund’s average daily net assets managed by IIMA; and

0.3825% of the Fund’s average daily assets in excess of $10 billion.

IIM Asia Pacific[3]

0.4500% on the first $5 billion of the Fund’s average daily net assets managed by IIM Asia

Pacific;

0.4275% on the next $2.5 billion of the Fund’s average daily net assets managed by IIM Asia

Pacific;

0.4050% on the next $2.5 billion of the Fund’s average daily net assets managed by IIM Asia

Pacific; and

0.3825% of the Fund’s average daily assets in excess of $10 billion.

5.                                      The sub-section entitled “Portfolio Managers — ING International Value Fund” of the Fund’s SAI is hereby deleted and replaced with the following:

International Value Fund

Sub-Advised by ING Investment Management Co. LLC

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of October 31, 2011:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Martin Jansen	4	$1,090,759,837	1	$35,166,590	3	$70,427,692
Joseph Vultaggio	3	$1,082,842,648	0	$0	0	$0
David Rabinowitz	2	$716,004,708	0	$0	0	$0

Potential Material Conflicts of Interest

The portfolio manager may be subject to potential conflicts of interest because the portfolio managers are responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

3

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

The portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fund.

Compensation

For Mr. Jansen, Mr. Vultaggio,  and Mr. Robinowitz, the portfolio managers (“Portfolio Managers”) for the Fund, compensation consists of: (i) fixed base salary; (ii) bonus which is based on the Sub-Adviser’s performance, one-, three- and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and asset and revenue growth of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, ING Groep.

The Portfolio Managers for the Fund are also eligible to participate in an annual incentive plan delivered in part in cash and in part deferred award in the form of ING stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. The Sub-Adviser has defined indices (“MSCI EAFE® Index”) and has set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus both benchmarks and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) and revenue-growth for all accounts managed by the team. The results

4

for overall ING IM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (45% investment performance and 15% net cash flow, and 15% revenue growth).

Based on job function, internal comparators and external market data, the Portfolio Managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. The awards are paid in a combination of ING restricted stocks and performance shares and vest in three (3) years.

If the Portfolio Managers fixed base salary compensation exceeds a particular threshold, they may participate in ING’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stocks or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of October 31, 2011 including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Fund Shares Owned
Martin Jansen	None
Joseph Vultaggio	$50,001 - $100,000
David Rabinowitz	None

In addition to the investments shown in the table above, certain portfolio managers may be required to defer a portion of their compensation into an account that tracks the performance of investment options, including certain ING funds, chosen by the portfolio manager as part of their participation in ING’s deferred compensation plan and other targeted compensation programs.  This deferral will not cause any purchase or sale of Fund shares, but the NAV of the Fund shares will be used as a measurement mechanism for determining the cash amount to be paid under any vesting provisions when the portfolio manager realizes his or her compensation.

The information below shows how much a portfolio manager has allocated to an investment option that tracks the performance of the Fund they manage.  The portfolio manager may have allocated a portion of their deferral to another investment option which tracks the performance of a fund that they do not manage.  Only the amount that a portfolio manager has allocated to an investment option that tracks the performance of the Fund that they manage is shown below as of October 31, 2011:

Portfolio Manager	Dollar Range of Fund Shares Owned Under Deferred Compensation
Martin Jansen	None
Joseph Vultaggio	$10,001 - $50,000
David Rabinowitz	None

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